                              POLYNOUS GROWTH FUND
                               SEMI-ANNUAL REPORT
                                January 31, 1998
             Polynous Capital Management, Inc., Investment Adviser
                                 (800) 924-3863

Dear Shareholder,

The Polynous Growth Fund's semi-annual period ending January 31, 1998 resulted in Fund performance being very similar to the performance of comparable indexes. The Fund's return of positive 4.43 percent (-0.27 percent with full sales load) was almost exactly the same as the Russell 2000 small-cap index which increased 4.42 percent and the S&P 400 mid-cap index which increased 4.48 percent. The Fund's performance was somewhat better than the overall market, however, as the most widely accepted "market" index, the Standard & Poor's 500 index, increased 3.60 percent.

Although the Fund's and the market's overall returns during the period are not terribly exciting, the market environment during the period was both much more exciting and challenging. In late summer, economic problems surfaced in various Asian countries such as Thailand, Korea, Malaysia, and Indonesia. These countries had previously experienced very attractive growth rates of typically between five and ten percent annually. Such growth had attracted a significant amount of foreign investment capital both in the form of loans and equity investments. One example of the excessive amounts of such investment capital is that loan growth in these countries had been more than double the rate of economic growth during the previous three years. The external capital had produced "bubble" economies that resulted in substantially more investment in factories, office buildings, and infrastructure than would have otherwise been warranted by the natural economic growth of such countries.

As the problems in various Asian countries became more widely recognized, both the stock markets and the currencies of such countries started to experience significant declines. The U.S. stock market finally reacted during the month of October when the S&P 500 dropped 3.3 percent and the Russell 2000 dropped 4.4 percent. Our more valuation sensitive and risk management oriented approach to growth stock investing added some value as the Fund's decline in October of 1.7 percent was much less than the comparable indexes.

We also responded to the market volatility by buying quite a few good quality companies that had experienced declines of 20 to 30 percent. Unfortunately, our relative outperformance during October reversed in December as many of our new purchases kept declining due to tax loss selling of other investors. Almost without exception, however, our purchases during the periods mentioned have now been very attractive stocks for the first two months of 1998.

While we are concerned by the recent economic events in Asia, such events have also accentuated the strengths of the U.S. economy. Exports comprise only 12 percent of U.S. Gross Domestic Product (GDP) with the Pacific Rim, including Japan, only accounting for four percent of our GDP. Even if our exports declined 25 percent to the Pacific Rim countries (which would be an unprecedented decline) our GDP would theoretically be affected by only one percent. Nominal GDP growth currently is about four percent and so, while lower growth would be less attractive than the current rate of growth in the U.S., our GDP growth would have to decline another three percent before the U.S. would be threatened by a recession.

There are also some very positive benefits for U.S. consumers and the overall U.S. economy from the recent Asian economic weakness. Consumer goods sourced from Asian countries will now cost less due to the substantial declines in various Asian currencies relative to the U.S. dollar. The deflationary effects from declining Asian economic activity also minimize inflationary threats to the U.S. economy. With less danger of our economy overheating, the environment for interest rates and money supply growth can remain positive and provide further support for continuing our current economic expansion.

The U.S. stock market environment is also likely to be positive with low interest rates and inflation rates along with positive money supply growth. Current U.S. money supply growth of around nine percent would typically result in increasing inflation but current U.S. inflation of under two percent is among the lowest ever recorded. The Federal Reserve is also unlikely to raise interest rates to restrain money supply growth given the current Asian economic problems.

It is particularly notable that nominal GDP growth of around four percent is five percentage points less than money supply growth. Money supply growth above GDP growth will either be invested directly in productive assets or will be invested indirectly in financial assets such as stocks and bonds. Most U.S. companies are being very disciplined and conservative concerning expansions of productive capacity, however, and so it appears that most of the excess liquidity in the U.S. is being invested in our stock market. Although such trends are not guaranteed to continue, while they stay in place our stock market is likely to continue being a very attractive investing environment.

Our positioning in such an environment is to emphasize Consumer-oriented sectors. At the end of January, Consumer Services, Consumer Durables, and Consumer Non-Durables sectors comprised 26 percent, eight percent, and six percent of the Fund, respectively. Within Consumer Services the main industries of emphasis include Apparel Retailing (9.4 percent) and Jewelry Retailing (6.1 percent). Both industries benefit from expanding consumer incomes and lower product costs as each industry sources a significant amount of its products from the Pacific Rim.

Other sectors with larger weightings are Business Services (11 percent) and Health Care (10 percent). Business Services is an area with many interesting growth companies as more businesses decide to outsource various parts of their operations to external service companies. Health Care will likely continue to be an emphasized sector due to the aging of the U.S. population and continual innovations in supplying new medical products and services.

A sector of note with a small weighting is Technology, which comprises only about five percent of the Fund. We are very positive about the benefits of technology for both businesses and consumers but we believe that excessive investment capital has been attracted to technology companies. Many technology companies themselves have far more cash than is required for their ongoing operations, which will then typically result in both overexpansion and aggressive competitive behavior. Most publicly traded technology companies, given investor interest in technology stocks, are also selling at valuations that vastly exceed their sustainable growth rates. We look forward to becoming more heavily invested in technology stocks when valuations are more attractive and when fundamentals appear more sustainable.

                                            Yours truly,

                                            /s/ Kevin L. Wenck
                                            President

Past performance is not indicative of future results. Share price and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. The one year return for the no load shares of the Fund as of 12/31/97 was 18.51% and the since inception return was 25.75%. The one year return for the load shares was 13.18% and since inception return of 20.09%. Inception date of the Fund is 08/12/96. There are special risks associated with investing in small-cap stocks which may be subject to a higher degree of market risk than large-cap stocks due to market illiquidity. The Polynous Growth Fund is distributed by FPS Broker Services, Inc. and must be preceded by or accompanied by a prospectus.
                                                                    --DFU 03/98

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                           JANUARY 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                               VALUE
 ----------                                                          -----------

            COMMON STOCKS - 85.92%
            BUSINESS SERVICES - 11.19%
     44,400 International Total Services, Inc.*...................   $   860,250
     21,700 Execustay Corp.* .....................................       217,000
     36,700 Global DirectMail Corp.* .............................       738,587
     23,800 Micro Warehouse, Inc.* ...............................       275,188
    116,800 RMH Teleservices, Inc.* ..............................       554,800
     14,100 SOS Staffing Services, Inc.* .........................       250,275
                                                                     -----------
                                                                       2,896,100
                                                                     -----------
            CAPITAL GOODS - 7.20%
     19,000 American Buildings Co.* ..............................       520,125
     21,000 Essex International, Inc.* ...........................       693,000
      6,500 Kaydon Corp. .........................................       225,469
     12,000 NCI Building Systems, Inc.* ..........................       423,750
                                                                     -----------
                                                                       1,862,344
                                                                     -----------
            CONSUMER DURABLES - 7.85%
     29,200 Crossmann Communities, Inc.* .........................       686,200
     83,400 Meade Instruments Corp.* .............................       766,237
     54,500 Meadowcraft, Inc.* ...................................       579,063
                                                                     -----------
                                                                       2,031,500
                                                                     -----------
            CONSUMER NON-DURABLES - 5.99%
     79,300 Lifetime Hoan Corp.* .................................       783,088
     49,000 Q.E.P. Company, Inc.* ................................       385,875
     21,200 Quaker Fabric Corp.* .................................       381,600
                                                                     -----------
                                                                       1,550,563
                                                                     -----------
            CONSUMER SERVICES - 25.81%
     33,700 Applebee's International, Inc. .......................       570,794
     94,600 Children's Place Retail Stores, Inc.* ................       691,763
     42,900 Claire's Stores, Inc. ................................       761,475
     59,400 Finish Line, Inc., Class A* ..........................       757,350
     27,800 Finlay Enterprises, Inc.* ............................       646,350
     30,100 Friedman's Inc., Class A* ............................       423,281
     30,000 Marks Bros. Jewelers, Inc.* ..........................       521,250
     25,100 Rio Hotel and Casino, Inc.* ..........................       646,325
     54,000 Sports Authority, Inc.* ..............................       668,250
     23,900 Stein Mart, Inc.* ....................................       601,981
     78,200 Track 'n Trail* ......................................       391,000
                                                                     -----------
                                                                       6,679,819
                                                                     -----------

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                           JANUARY 31, 1998
--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                             VALUE
 ----------                                                        -----------

            ENERGY - 1.95%
     27,000 Belco Oil & Gas Corp.* .............................   $   504,562
                                                                   -----------
            FINANCE - 6.71%
     29,500 Agree Realty Corp. .................................       649,000
     19,000 Frontier Insurance Group, Inc. .....................       453,625
     34,200 RFS Hotel Investors, Inc. ..........................       632,700
                                                                   -----------
                                                                     1,735,325
                                                                   -----------
            HEALTH CARE - 9.96%
     36,100 ADAC Laboratories ..................................       762,612
     84,100 Lumisys, Inc.* .....................................       420,500
     24,600 Lunar Corp.* .......................................       541,200
     22,500 Pharmaceutical Product Development, Inc.* ..........       376,875
     46,100 Prime Medical Services, Inc.* ......................       475,406
                                                                   -----------
                                                                     2,576,593
                                                                   -----------
            TECHNOLOGY - 5.06%
     31,100 DataWorks Corp.* ...................................       723,075
     40,300 Princeton Video Image, Inc.* .......................       322,400
     13,200 VLSI Technology, Inc.* .............................       263,175
                                                                   -----------
                                                                     1,308,650
                                                                   -----------
            TRANSPORTATION - 4.20%
     11,400 ASA Holdings, Inc. .................................       393,300
     55,500 Motor Cargo Industries, Inc.* ......................       693,750
                                                                   -----------
                                                                     1,087,050
                                                                   -----------
            TOTAL COMMON STOCKS (COST $21,227,154) .............    22,232,506
                                                                   -----------
 PRINCIPAL
   AMOUNT
 ----------
            SHORT-TERM INVESTMENTS - 9.98%
 $2,582,372 The Bank of New York Cash Reserve, 4.60% ...........     2,582,372
                                                                   -----------
            TOTAL SHORT TERM INVESTMENTS (COST $2,582,372) .....     2,582,372
                                                                   -----------
            TOTAL INVESTMENTS (COST $23,809,526**) - 95.90% ....    24,814,878
            OTHER ASSETS, LESS OTHER LIABILITIES - 4.10% .......     1,060,266
                                                                   -----------
            NET ASSETS - 100.00% ...............................   $25,875,144
                                                                   ===========
*Non-income producing security
**Cost for Federal income tax purposes is $23,809,526 and net unrealized appreciation consists of:
            Gross unrealized appreciation.......................   $ 2,584,831
            Gross unrealized depreciation.......................    (1,579,479)
                                                                   -----------
            Net unrealized appreciation.........................   $ 1,005,352
                                                                   ===========

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               JANUARY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $23,809,526) (Note 1)..........  $24,814,878
 Receivables:
  Investment securities sold......................................    1,061,663
  Capital stock sold..............................................       50,577
  Interest........................................................        8,625
 Deferred organization costs (Note 1).............................       52,951
 Other assets.....................................................        1,582
                                                                    -----------
   TOTAL ASSETS...................................................   25,990,276
                                                                    -----------
LIABILITIES:
 Payables:
  Capital stock redeemed..........................................       27,000
  Due to Adviser..................................................       15,217
  Accrued expenses................................................       61,976
  Accrued distribution expense....................................       10,939
                                                                    -----------
   TOTAL LIABILITIES..............................................      115,132
                                                                    -----------
NET ASSETS:
  Applicable to 1,902,926 shares; unlimited number of shares of beneficial interest authorized with no par value...............  $25,875,144
                                                                    ===========
  Net asset value and redemption price ($25,875,144 / 1,902,926
   shares)........................................................  $     13.60
                                                                    ===========
  Offering price per share ($13.60 / 0.9550)......................  $     14.24
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................................................  $24,299,137
  Accumulated net investment loss.................................     (118,896)
  Accumulated net realized gain on investments....................      689,551
  Net unrealized appreciation on investments......................    1,005,352
                                                                    -----------
   NET ASSETS.....................................................  $25,875,144
                                                                    ===========

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                              FOR THE SIX MONTHS
                                                                    ENDED
                                                               JANUARY 31, 1998
                                                                 (UNAUDITED)
INVESTMENT INCOME:                                            ------------------
 Dividends..................................................     $    66,595
 Interest...................................................          69,745
                                                                 -----------
   TOTAL INCOME.............................................         136,340
                                                                 -----------
EXPENSES:
 Investment advisory fees (Note 3)..........................         127,588
 Distribution expense (Note 3)..............................          31,897
 Administration fees........................................          30,714
 Professional fees..........................................          18,983
 Transfer agent fees........................................          18,908
 Registration fees..........................................          15,797
 Accounting fees............................................          13,039
 Custodian fees.............................................           7,881
 Amortization of organization costs (Note 1)................           7,555
 Insurance expense..........................................           7,194
 Printing expense...........................................           3,025
 Trustees' fees.............................................           2,418
 Miscellaneous fees.........................................             616
                                                                 -----------
   TOTAL EXPENSES...........................................         285,615
   Expenses waived by Adviser (Note 3)......................         (30,440)
                                                                 -----------
   NET EXPENSES.............................................         255,175
                                                                 -----------
NET INVESTMENT LOSS.........................................        (118,835)
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments...........................       2,435,997
 Net realized gain on option contracts written..............           5,946
 Net realized gain on in-kind redemption....................          81,276
 Net change in unrealized appreciation (depreciation) on
  investments...............................................      (1,508,222)
                                                                 -----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........       1,014,997
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $   896,162
                                                                 ===========

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             FOR THE SIX MONTHS  FOR THE PERIOD
                                                   ENDED        AUGUST 12, 1996*
                                              JANUARY 31, 1998      THROUGH
                                                (UNAUDITED)      JULY 31, 1997
OPERATIONS:                                  ------------------ ----------------
 Net investment income (loss)..............     $  (118,835)      $ 1,505,354
 Net realized gain (loss) on investments...       2,435,997          (942,391)
 Net realized gain on option contracts
  written..................................           5,946                 0
 Net realized gain on in-kind redemption...          81,276                 0
 Net change in unrealized appreciation
  (depreciation) on investments............      (1,508,222)        2,462,460
                                                -----------       -----------
 Net increase in net assets resulting from
  operations...............................         896,162         3,025,423
                                                -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.....................      (1,505,415)                0
 Net capital gains.........................        (810,949)          (29,214)
                                                -----------       -----------
 Total distributions.......................      (2,316,364)          (29,214)
                                                -----------       -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold.................       5,889,682        24,708,409
 Reinvestment of dividends.................       2,048,551            26,628
 Cost of shares redeemed...................      (3,151,942)       (5,406,152)
                                                -----------       -----------
 Increase in net assets derived from
  capital share transactions (a)...........       4,786,291        19,328,885
                                                -----------       -----------
   TOTAL INCREASE IN NET ASSETS............       3,366,089        22,325,094
                                                -----------       -----------
NET ASSETS:
 Beginning of period.......................      22,509,055           183,961
                                                -----------       -----------
 End of period.............................     $25,875,144       $22,509,055
                                                ===========       ===========
 (a)Transactions in capital stock were:
  Shares sold..............................         397,089         1,977,549
  Shares issued through reinvestment of
   dividends...............................         153,680             2,107
  Shares redeemed..........................        (215,915)         (426,914)
                                                -----------       -----------
Increase in shares outstanding.............         334,854         1,552,742
                                                ===========       ===========

*Commencement of investment operations.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                            FOR THE SIX MONTHS  FOR THE PERIOD
                                                  ENDED        AUGUST 12, 1996*
                                             JANUARY 31, 1998      THROUGH
                                               (UNAUDITED)      JULY 31, 1997
                                            ------------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD......       $  14.35          $ 12.00
                                                 --------          -------
 Income from investment operations:
 Net investment income (loss).............          (0.14)            0.96
 Net realized and unrealized gain on
  investments.............................           0.75             1.41
                                                 --------          -------
  Total from investment operations........           0.61             2.37
                                                 --------          -------
 Less distributions from:
 Net investment income....................          (0.88)            0.00
 Net capital gains........................          (0.48)           (0.02)
                                                 --------          -------
  Total distributions.....................          (1.36)           (0.02)
                                                 --------          -------
NET ASSET VALUE, END OF PERIOD............       $  13.60          $ 14.35
                                                 ========          =======
TOTAL RETURN+.............................          4.43% /2/       20.53% /1/
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)......       $ 25,875          $22,509
 Ratio of expenses to average net assets:
  Before expense reimbursement............          2.24% /1/        2.73% /1/
  After expense reimbursement.............          2.00% /1/        2.00% /1/
 Ratio of net investment income to average
  net assets:
  Before expense reimbursement............        (1.17%) /1/        9.44% /1/
  After expense reimbursement.............        (0.93%) /1/       10.17% /1/
 Portfolio turnover rate..................         92.36% /2/      925.07% /2/
 Average commission rate paid.............       $ 0.0615          $0.0308

*Commencement of investment operations.
+Total return calculation does not reflect sales load.
/1/Annualized.
/2/Not Annualized.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                     JANUARY 31, 1998
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Polynous Trust (the "Trust" ) is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. OPTIONS. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss would be reduced by the amount of option premium received.

Transactions in options contracts written for the six months ended January 31, 1998 were as follows:

                                                             CONTRACTS PREMIUM
                                                             --------- --------
Outstanding at July 31, 1997................................    385    (110,654)
Options purchased...........................................      0           0
Options terminated in closing transactions (Net)............   (385)    110,654
Options expired.............................................      0           0
                                                               ----    --------
Outstanding at January 31, 1998.............................      0           0
                                                               ====    ========

C. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. ORGANIZATION COSTS. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

E. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

F. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED         JANUARY 31, 1998
-------------------------------------------------------------------------------


G. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, totaled $20,808,270 and $21,739,626, respectively, for the six months ended January 31, 1998.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated by applying the following annual rates: 1.00% of the first $100 million of average net assets, 0.75% of the next $150 million, 0.60% of the next $250 million, 0.50% of the next $500 million, and 0.40% of all amounts of average net assets above $1 billion. The Adviser has voluntarily agreed to waive its fees to the extent total annualized fund operating expenses, inclusive of distribution expenses, exceed 2.00% of the Fund's average daily net assets. For the six months ended January 31, 1998, advisory fees of $127,588 were paid to the Adviser and the Adviser waived fees of $30,440, resulting of a net payment to the Adviser of $97,148. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse FPS Broker Services, Inc. (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. For the six months ended January 31, 1998, the Fund reimbursed the Distributor $31,897 for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser. All officers serve without direct compensation from the Fund.

          BOARD OF TRUSTEES                             OFFICERS


           Kevin L. Wenck                            Kevin L. Wenck


         Richard H. Kimball                         Erin Fry Sinclair


           Ronald H. Kase


         INVESTMENT ADVISER                       SHAREHOLDER SERVICES


  Polynous Capital Management, Inc.                FPS Services, Inc.
  345 California Street, Suite 1220                3200 Horizon Drive
       San Francisco, CA 94104                  King of Prussia, PA 19406
           (800) 924-3863                            (800) 528-8069
           (415) 956-3384                            (610) 239-4600


             UNDERWRITER                              LEGAL COUNSEL


      FPS Broker Services, Inc.             Paul, Hastings, Janofsky & Walker
         3200 Horizon Drive                                LLP
      King of Prussia, PA 19406                   345 California Street
                                                 San Francisco, CA 94104


              CUSTODIAN
                                                  INDEPENDENT AUDITORS


        The Bank of New York
           48 Wall Street                         Deloitte & Touche LLP
         New York, NY 10286                         50 Fremont Street

                                                 San Francisco, CA 94105
          For Additional Information about Polynous Growth Fund call:
                                (800) 924-3863
                                (415) 956-3384
              or access our internet web site at www.polynous.com

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUND'S OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.